UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

National Presto Industries, Inc.
(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On November 20, 2025, during an interim meeting, the Board of Directors of National Presto Industries, Inc. (the “Company”) elected David Peuse to the position of Chief Financial Officer (CFO).  Mr. Peuse, 56, currently serves as the Company’s Treasurer, a position he has held since 2019. Mr. Peuse joined the Company in 1996 as its Internal Auditor and has served in various roles of increasing responsibility at the Company. He served as a Business Systems Analyst from 2000 to 2003, Costing Manager from 2003 to 2005, Manager of General Accounting from 2005 to 2008, and Controller from 2008 to 2019.   Mr. Peuse holds an active CPA license and earned his Bachelor of Business Administration degree in Accountancy from University of Wisconsin – Eau Claire.

There are no arrangements or understandings between Mr. Peuse and any other persons pursuant to which he was selected as CFO of the Company. There are no family relationships between Mr. Peuse and any of the Company’s directors or executive officers and Mr. Peuse does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On November 21, 2025, the Company issued a press release to announce the appointment of Mr. Peuse as CFO. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of National Presto Industries, Inc. dated November 21, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are certain important factors that could cause results to differ materially from those anticipated by some of the statements made herein. Investors are cautioned that all forward looking statements involve risks and uncertainty. In addition to the factors discussed above, among the other factors that could cause actual results to differ materially are the following: government defense spending and defense requirements; termination for the convenience of the government; interest rates; continuity of relationships with and purchases by the United States Government and other major customers; unexpected problems or events experienced by subcontractors, team members, or their respective suppliers or subcontractors; product mix; competitive pressure on pricing; increases in material, freight/shipping, labor or other production costs that cannot be recouped through pricing; and such other factors as may be described from time to time in the Registrant’s SEC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: November 25, 2025	By:	/s/ Maryjo Cohen
(Signature) Maryjo Cohen, President
and Chief Executive Officer